SUPPLEMENT DATED SEPTEMBER 7, 2016 TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DESCRIBED BELOW

THE INTEGRITY FUNDS

Williston Basin/Mid-North America Stock Fund: (Class I) (Ticker: ICWIX)

Integrity Growth & Income Fund: (Class I) (Ticker: IGIVX)

Integrity High Income Fund: (Class I) (Ticker: IHFIX)

Integrity Dividend Harvest Fund: (Class I) (Ticker: IDHIX)

Integrity Energized Dividend Fund: (Class I) (Ticker: NRIGX)

(collectively, the “Funds”)

Prospectus (Class I Shares) dated August 1, 2016 (the “Prospectus”)

Statement of Additional Information (Class I Shares) dated August 1, 2016 (the “SAI”)

A.	Change to Prospectus

The first paragraph set forth under the heading “Special Services – Share Class Conversions” in the Prospectus is deleted in its entirety and replaced with the following:

Class I shares of a Fund may be converted into Class A or Class C shares of the same Fund, and Class A or Class C shares of a Fund may be converted into Class I shares of the same Fund, provided that you are eligible to buy the new share class. (However, Class A shares of a Fund may not be converted into Class C shares, and Class C shares may not be converted into Class A shares.) Investors who hold Fund shares through a financial intermediary that does not have an agreement to make certain share classes of the Funds available or that cannot systematically support the conversion may not be eligible to convert their shares. Furthermore, your financial intermediary may have discretion to effect a conversion on your behalf. Consult with your financial intermediary for details.

In general, the conversion of shares of one class of a Fund for shares of another class of the same Fund is not considered a taxable event for federal income tax purposes. Any contingent deferred sales charge (“CDSC”) associated with the shares being converted will be assessed immediately prior to the conversion into shares of the new share class. Shares redeemed to pay the CDSC would be considered a taxable redemption. Please consult your own tax advisor for further information.

See the applicable prospectus for share class information. Fees and expenses differ between share classes. You should read the prospectus for the share class for which you are seeking to convert your shares prior to the conversion.

B.	Change to SAI

The second paragraph under the heading “Purchase and Redemption of Shares – Exchange Privilege and Share Class Conversions” in the SAI is deleted in its entirety and replaced with the following:

As described in the Prospectus under “Special Services—Share Class Conversions,” shares of certain classes of a Fund may be converted into shares of certain other classes of the same Fund, provided that you are eligible to buy the new share class. Investors who hold Fund shares through a financial intermediary that does not have an agreement to make certain share classes of the Funds available or that cannot systematically support the conversion may not be eligible to convert their shares. Furthermore, your financial intermediary may have discretion to effect a conversion on your behalf. Consult with your financial intermediary for details.

In general, the conversion of shares of one class of a Fund for shares of another class of the same Fund is not considered a taxable event for federal income tax purposes. Any contingent deferred sales charge (“CDSC”) associated with the shares being converted will be assessed immediately prior to the conversion into shares of the new share class. Shares redeemed to pay the CDSC would be considered a taxable redemption. Please consult your own tax advisor for further information.

See the applicable prospectus for share class information. Fees and expenses differ between share classes. You should read the prospectus for the share class into which you are seeking to convert your shares prior to the conversion.

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The information set forth in the Prospectus and SAI is superseded, to the extent applicable, by the information contained in this Supplement.

If you have questions or need assistance, please contact your registered representative or financial advisor directly or call the Funds’ Shareholder Services Department at (800) 601-5593.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE